UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2013

OMNICELL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

590 E. Middlefield Road
Mountain View, CA  94043

(Address of principal executive offices, including zip code)

(650) 251-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 21, 2013, Omnicell, Inc. (the “Company”) held its Annual Meeting of Stockholders at 2:30 p.m. local time at the Company’s headquarters located at 590 E. Middlefield Road, Mountain View, California 94043 (the “Annual Meeting”). As of March 28, 2013, the Company’s record date, there were a total of 34,287,038 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 32,307,044 shares of Common Stock were represented in person or by proxy and, therefore, a quorum was present. Four items of business were acted upon by the stockholders at the Annual Meeting. The final results for the votes regarding each proposal are set forth below.

Proposal 1— Election of Directors to Hold Office Until the 2016 Annual Meeting of Stockholders

Mr. Donald C. Wegmiller, Mr. James T. Judson and Mr. Gary S. Petersmeyer were elected to serve as members of the Company’s Board of Directors (the “Board”) for three year terms and until their respective successors shall be elected and qualified or until their earlier resignation or removal.

Votes were cast as follows for the election of directors:

	For	Withheld	Broker Non-Votes
Donald C. Wegmiller	27,396,854	2,291,938	2,618,255
James T. Judson	27,422,622	2,266,167	2,618,255
Gary S. Petersmeyer	26,295,454	3,393,335	2,618,255

Since the Board is divided into three classes with one class elected each year to hold office for a three-year term, the following directors continued to serve as directors of the Company immediately after the Annual Meeting: Randall A. Lipps, Randy D. Lindholm, Mark W. Parrish, Vance B. Moore and Sara J. White.

Proposal 2— Approval of an Amendment to the 2009 Equity Incentive Plan

The stockholders voted to approve an amendment to the Company’s 2009 Equity Incentive Plan to, among other items, add an additional 2,500,000 shares to the number of shares of common stock authorized for issuance under the plan, by the following vote:

For	Against	Abstain	Broker Non-Votes
23,856,007	5,778,033	54,749	2,618,255

Proposal 3— Advisory Vote on Executive Compensation

The stockholders voted, on an advisory basis, to approve named executive officer compensation as follows:

For	Against	Abstain	Broker Non-Votes
27,594,466	2,033,209	61,114	2,618,255

Proposal 4— Ratification of the Selection of the Independent Registered Public Accounting Firm

The stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013 by the following vote:

For	Against	Abstain	Broker Non-Votes
31,625,043	680,445	1,556	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.

Dated: May 23, 2013	By:	/s/ Dan S. Johnston
Dan S. Johnston,
Executive Vice President and General Counsel